Exhibit 99.1

IBM REPORTS 2019 FOURTH-QUARTER AND FULL-YEAR RESULTS

Revenue Growth Driven by Accelerated Cloud Performance; Strong Gross Margin Expansion

Highlights

Fourth Quarter:

•	GAAP EPS from continuing operations of $4.11
•	Operating (non-GAAP) EPS of $4.71
•	Revenue of $21.8 billion, up 0.1 percent

-- up 1 percent adjusting for currency

-- up 3 percent adjusting for divested businesses and currency

•	Red Hat revenue, up 24 percent, normalized for historical comparability
•	Revenue growth in Cloud & Cognitive Software and Systems segments

-- Cloud & Cognitive Software up 9 percent

-- Systems up 16 percent

•	Total cloud revenue of $6.8 billion, up 21 percent (up 23 percent adjusting for divested businesses and currency)
•	GAAP gross profit margin up 190 basis points; Operating (non-GAAP) gross profit margin up 230 basis points
•	Debt reduced by $10 billion since closing the Red Hat acquisition

Full Year:

•	GAAP EPS from continuing operations of $10.57; Operating (non-GAAP) EPS of $12.81
•	Revenue of $77.1 billion, down 3.1 percent (up 0.2 percent adjusting for divested businesses and currency)
•	Total cloud revenue of $21.2 billion, up 11 percent (up 14 percent adjusting for divested businesses and currency)
•	Net cash from operating activities of $14.8 billion and free cash flow of $11.9 billion

2020 Expectations:

•	GAAP EPS of at least $10.57; Operating (non-GAAP) EPS of at least $13.35
•	Free cash flow of approximately $12.5 billion

ARMONK, N.Y., January 21, 2020 . . . IBM (NYSE: IBM) today announced fourth-quarter and full-year 2019 earnings results.

“We ended 2019 on a strong note, returning to overall revenue growth in the quarter, led by accelerated cloud performance," said Ginni Rometty, IBM chairman, president and chief executive officer. "Looking ahead, this positions us for sustained revenue growth in 2020 as we continue to help our clients shift their mission-critical workloads to the hybrid cloud and scale their efforts to become a cognitive enterprise.”

	FOURTH QUARTER 2019
	Results Reflect the Impact of Items Related to
	the Red Hat Acquisition Closed in July 2019
				Pre-tax		Gross
	Diluted	Net	Pre-tax	Income		Profit
	EPS	Income	Income	Margin		Margin
GAAP from Continuing Operations	$4.11	$3.7B	$4.0B	18.3%		51.0%
Year/Year *	91%	88%	(10)%	(2.0)	Pts	1.9	Pts

Operating (Non-GAAP)	$4.71	$4.2B	$4.7B	21.6%		51.8%
Year/Year	(3)%	(5)%	(7)%	(1.5)	Pts	2.3	Pts

*  GAAP Diluted EPS and Net Income include charges related to the U.S. Tax Cuts and Jobs Act of 2017 of $1.9 billion in 2018.

“In 2019,  we continued to invest in the higher-value growth areas of the industry and took bold actions — including several divestitures and a major acquisition — to position our business, which are reflected in our strong gross margin performance," said James Kavanaugh, IBM senior vice president and chief financial officer. "After completing the acquisition of Red Hat, and with strong free cash flow and disciplined financial management, we significantly deleveraged in the second half.”

Cash Flow and Balance Sheet

In the fourth quarter, the company generated net cash from operating activities of $3.5 billion, or $6.7 billion excluding Global Financing receivables.  IBM’s free cash flow was $6.0 billion.  IBM returned $1.4 billion to shareholders in dividends.

For the full year, the company generated net cash from operating activities of $14.8 billion,  or $14.3 billion excluding Global Financing receivables, and full-year free cash flow of $11.9 billion. IBM returned $7.1 billion to shareholders through $5.7 billion in dividends and $1.4 billion of gross share repurchases.

IBM ended the fourth quarter with $9.0 billion of cash on hand which includes marketable securities. Debt, including Global Financing debt of $24.7 billion, totaled $62.9 billion – down $3.4 billion since the end of the third quarter, down $10.1 billion since the end of the second quarter.

Segment Results for Fourth Quarter

•

Cloud & Cognitive Software (includes Cloud & Data Platforms which includes Red Hat; Cognitive Applications; and Transaction Processing Platforms) — revenues of $7.2 billion, up 8.7 percent (up 9.4 percent adjusting for currency), led by cloud, Security, and IoT; Cloud & Data Platforms, up 19 percent (up 20 percent adjusting for currency); Cognitive Applications,  up 1 percent;  Transaction Processing Platforms, up 3 percent (up 4 percent adjusting for currency).

•

Global Business Services (includes Consulting, Application Management and Global Process Services) — revenues of $4.2 billion,  down 0.6 percent  (down 0.3 percent adjusting for currency), with growth in Consulting, up 4 percent.

•	Global Technology Services (includes Infrastructure & Cloud Services and Technology Support Services) — revenues of $6.9 billion, down 4.8 percent (down 4.0 percent adjusting for currency).
•

Systems (includes Systems Hardware and Operating Systems Software) — revenues of $3.0 billion, up 16.0 percent  (up 16.5 percent adjusting for currency),  led by IBM Z, up 62 percent (up 63 percent adjusting for currency); Storage Systems revenue grew 3 percent.

•

Global Financing (includes financing and used equipment sales) — revenues of $301  million, down 25.3 percent  (down 24.9 percent adjusting for currency); revenue reflects the wind-down of OEM commercial financing.

Full-Year 2019 Results

Full-year results reflect the impact of items related to the Red Hat acquisition closed in July 2019. Consolidated diluted earnings per share was  $10.56 compared to $9.52 for 2018,  up 11 percent year to year. Consolidated net income was $9.4 billion, up 8 percent year to year. Revenues for the full year totaled $77.1 billion, a decrease of 3.1 percent year to year (up 0.2 percent adjusting for divested businesses and currency) compared with $79.6 billion for the full-year 2018.

Operating (non-GAAP) diluted earnings per share from continuing operations was $12.81 compared with $13.81 per diluted share for the 2018 period, a decrease of 7 percent. Operating (non-GAAP) net income for the full year was $11.4 billion compared with $12.7 billion in the prior-year period, a decrease of 10 percent.

	FULL YEAR 2019
	Results Reflect the Impact of Items Related to
	the Red Hat Acquisition Closed in July 2019
				Pre-tax		Gross
	Diluted	Net	Pre-tax	Income		Profit
	EPS	Income	Income	Margin		Margin
GAAP from Continuing Operations	$10.57	$9.4B	$10.2B	13.2%		47.3%
Year/Year *	11%	8%	(10)%	(1.1)	Pts	0.9	Pts

Operating (Non-GAAP)	$12.81	$11.4B	$12.5B	16.2%		48.0%
Year/Year	(7)%	(10)%	(9)%	(1.1)	Pts	1.1	Pts

*  GAAP Diluted EPS and Net Income include charges related to the U.S. Tax Cuts and Jobs Act of 2017 of $2.0 billion in 2018 versus $0.1 billion in 2019.

Full-Year 2020 Expectations

The company expects GAAP diluted earnings per share of at least $10.57, and operating (non-GAAP) diluted earnings per share of at least $13.35. Operating (non-GAAP) diluted earnings per share excludes  $2.78 per share of charges for: amortization of purchased intangible assets and other acquisition-related charges, including pre-closing charges, such as financing costs; retirement-related charges; and tax reform enactment impacts. IBM expects free cash flow of approximately $12.5 billion.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance.  These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; the company’s failure to meet growth and productivity objectives; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; cybersecurity and data privacy considerations; fluctuations in financial results, impact of local legal, economic, political and health conditions; adverse effects from environmental matters, tax matters and the company’s pension plans; ineffective internal controls; the company’s use of accounting estimates; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; reliance on third party distribution channels and ecosystems; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities, and higher debt levels; legal proceedings and investigatory risks; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s  Form 10‑Qs, Form 10‑K and in the company’s other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference.  Any forward-looking statement in this release speaks only as of the date on which it is made.  Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:

IBM results —

•	adjusting for currency (i.e., at constant currency);
•	total revenue and cloud revenue adjusting for divested businesses and currency;
•	revenue for Red Hat normalized for historical comparability;
•	presenting operating (non-GAAP) earnings per share amounts and related income statement items;
•	adjusting for free cash flow;
•	net cash from operating activities, excluding Global Financing receivables.

Free cash flow guidance is derived using an estimate of profit, working capital and operational cash outflows.  The company views Global Financing receivables as a profit-generating investment, which it seeks to maximize and therefore it is not considered when formulating guidance for free cash flow.  As a result, the company does not estimate a GAAP Net Cash from Operations expectation metric.

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8‑K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast

IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. EST, today.  The Webcast may be accessed via a link at http://www.ibm.com/investor/events/earnings/4q19.html.  Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Edward Barbini, 914‑499‑6565
barbini@us.ibm.com

John Bukovinsky, 732‑618‑3531
jbuko@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION

COMPARATIVE FINANCIAL RESULTS

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended			Year Ended
	December 31,			December 31,
	2019	2018		2019	2018
REVENUE
Cloud & Cognitive Software	$7,238	$6,661	*	$23,200	$22,209	*
Global Business Services	4,243	4,269	*	16,634	16,595	*
Global Technology Services	6,949	7,299	*	27,361	29,146	*
Systems	3,042	2,621		7,604	8,034
Global Financing	301	402		1,400	1,590
Other	4	507	*	948	2,018	*
TOTAL REVENUE	21,777	21,760		77,147	79,591

GROSS PROFIT	11,100	10,687		36,488	36,936

GROSS PROFIT MARGIN
Cloud & Cognitive Software	79.2%	79.4%	*	76.7%	77.6%	*
Global Business Services	27.5%	27.8%	*	27.7%	26.8%	*
Global Technology Services	35.2%	34.9%	*	34.8%	34.4%	*
Systems	56.0%	50.8%		53.1%	49.8%
Global Financing	35.6%	29.1%		35.6%	29.1%

TOTAL GROSS PROFIT MARGIN	51.0%	49.1%		47.3%	46.4%

EXPENSE AND OTHER INCOME
S,G&A	5,433	4,701		20,604	19,366
R,D&E	1,596	1,358		5,989	5,379
Intellectual property and custom development income	(159)	(184)		(648)	(1,026)
Other (income) and expense	(117)	185		(968)	1,152
Interest expense	354	193		1,344	723
TOTAL EXPENSE AND OTHER INCOME	7,107	6,253		26,322	25,594

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	3,993	4,434		10,166	11,342
Pre-tax margin	18.3%	20.4%		13.2%	14.3%
Provision for / (Benefit from) income taxes	324	2,481		731	2,619
Effective tax rate	8.1%	55.9%		7.2%	23.1%

INCOME FROM CONTINUING OPERATIONS	$3,669	$1,954		$9,435	$8,723
DISCONTINUED OPERATIONS
Income / (Loss) from discontinued operations, net of taxes	0	(2)		(4)	5

NET INCOME	$3,670	$1,951		$9,431	$8,728

EARNINGS / (LOSS) PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$4.11	$2.15		$10.57	$9.51
Discontinued Operations	$0.00	$0.00		$(0.01)	$0.01
TOTAL	$4.11	$2.15		$10.56	$9.52

Basic
Continuing Operations	$4.14	$2.17		$10.63	$9.56
Discontinued Operations	$0.00	$0.00		$0.00	$0.01
TOTAL	$4.14	$2.17		$10.63	$9.57

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	893.7	905.2		892.8	916.3
Basic	887.1	901.3		887.2	912.0

*Recast to conform with 2019 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	At	At
	December 31,	December 31,
(Dollars in Millions)	2019	2018
ASSETS:

Current Assets:
Cash and cash equivalents	$8,172	$11,379
Restricted cash	141	225
Marketable securities	696	618
Notes and accounts receivable - trade, net	7,870	7,432
Short-term financing receivables, net	14,192	22,388
Other accounts receivable, net	1,733	743
Inventories	1,619	1,682
Deferred costs	1,896	2,300
Prepaid expenses and other current assets	2,101	2,378
Total Current Assets	38,420	49,146

Property, plant and equipment, net	10,010	10,792
Operating right-of-use assets, net*	4,996	—
Long-term financing receivables, net	8,712	9,148
Prepaid pension assets	6,865	4,666
Deferred costs	2,472	2,676
Deferred taxes	5,182	5,216
Goodwill and intangibles, net	73,456	39,353
Investments and sundry assets	2,074	2,386
Total Assets	$152,186	$123,382

LIABILITIES:

Current Liabilities:
Taxes	$2,839	$3,046
Short-term debt	8,797	10,207
Accounts payable	4,896	6,558
Deferred income	12,026	11,165
Operating lease liabilities*	1,380	—
Other liabilities	7,763	7,251
Total Current Liabilities	37,701	38,227

Long-term debt	54,102	35,605
Retirement related obligations	17,142	17,002
Deferred income	3,851	3,445
Operating lease liabilities*	3,879	—
Other liabilities	14,526	12,174
Total Liabilities	131,202	106,452

EQUITY:

IBM Stockholders’ Equity:
Common stock	55,895	55,151
Retained earnings	162,954	159,206
Treasury stock — at cost	(169,413)	(168,071)
Accumulated other comprehensive income/(loss)	(28,597)	(29,490)
Total IBM Stockholders’ Equity	20,841	16,796

Noncontrolling interests	144	134
Total Equity	20,985	16,929

Total Liabilities and Equity	$152,186	$123,382

* Reflects the adoption of the FASB guidance on leases.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW ANALYSIS

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in Millions)	2019	2018	2019	2018
Net Cash Provided by Operating Activities per GAAP:	$3,451	$4,119	$14,770	15,247

Less: change in Global Financing (GF) Receivables	(3,220)	(3,219)	491	(345)
Capital Expenditures, Net	(645)	(877)	(2,370)	(3,716)

Free Cash Flow	6,027	6,460	11,909	11,876

Acquisitions	—	(16)	(32,630)	(139)
Divestitures	149	—	1,076	—
Dividends	(1,438)	(1,416)	(5,707)	(5,666)
Share Repurchase	—	(2,050)	(1,361)	(4,443)
Non-GF Debt	(5,640)	(2,128)	22,792	(521)
Other (includes GF Net Receivables and GF Debt)	(1,046)	(3,291)	709	(1,727)

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities	$(1,948)	(2,440)	$(3,213)	(620)

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in Millions)	2019	2018	2019	2018
Net Income from Operations	$3,670	$1,951	$9,431	$8,728
Depreciation/Amortization of Intangibles	1,650	1,111	6,059	4,479
Stock-based Compensation	210	139	679	510
Working Capital / Other	1,142	4,135	(1,890)	1,874
Global Financing A/R	(3,220)	(3,219)	491	(345)
Net Cash Provided by Operating Activities	$3,451	$4,119	$14,770	$15,247
Capital Expenditures, net of payments & proceeds	(645)	(877)	(2,370)	(3,716)
Divestitures, net of cash transferred	149	—	1,076	—
Acquisitions, net of cash acquired	—	(16)	(32,630)	(139)
Marketable Securities / Other Investments, net	624	1,348	6,988	(1,058)
Net Cash Provided by / (Used in) Investing Activities	$127	$455	$(26,936)	$(4,913)
Debt, net of payments & proceeds	(4,181)	(1,145)	16,284	(300)
Dividends	(1,438)	(1,416)	(5,707)	(5,666)
Common Stock Repurchases	—	(2,050)	(1,361)	(4,443)
Common Stock Transactions - Other	(55)	5	(173)	(60)
Net Cash Provided by / (Used in) Financing Activities	$(5,674)	$(4,605)	$9,042	$(10,469)
Effect of Exchange Rate changes on Cash	185	(95)	(167)	(495)
Net Change in Cash, Cash Equivalents and Restricted Cash	$(1,911)	$(127)	$(3,290)	$(630)

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Three Months Ended December 31, 2019
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software	Services	Services	Systems	Financing
Revenue
External	$7,238	$4,243	$6,949	$3,042	$301
Internal	692	65	278	198	348
Total Segment Revenue	$7,930	$4,308	$7,227	$3,240	$649

Pre-tax Income / (Loss) from Continuing Operations	2,901	478	645	802	252

Pre-tax margin	36.6%	11.1%	8.9%	24.8%	38.9%

Change YTY Revenue - External	8.7%	(0.6)%	(4.8)%	16.0%	(25.3)%
Change YTY Revenue - External @constant currency	9.4%	(0.3)%	(4.0)%	16.5%	(24.9)%

	Three Months Ended December 31, 2018
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software*	Services*	Services*	Systems	Financing
Revenue
External	$6,661	$4,269	$7,299	$2,621	$402
Internal	672	77	283	238	370
Total Segment Revenue	$7,334	$4,346	$7,583	$2,860	$773

Pre-tax Income / (Loss) from Continuing Operations	3,122	566	656	551	319

Pre-tax margin	42.6%	13.0%	8.7%	19.3%	41.3%

* Recast to conform with 2019 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Year Ended December 31, 2019
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software	Services	Services	Systems	Financing
Revenue
External	$23,200	$16,634	$27,361	$7,604	$1,400
Internal	2,827	278	1,157	726	1,232
Total Segment Revenue	$26,027	$16,911	$28,518	$8,330	$2,632

Pre-tax Income / (Loss) from Continuing Operations	7,952	1,666	1,645	701	1,055

Pre-tax margin	30.6%	9.9%	5.8%	8.4%	40.1%

Change YTY Revenue - External	4.5%	0.2%	(6.1)%	(5.3)%	(11.9)%
Change YTY Revenue - External @constant currency	6.2%	2.4%	(3.7)%	(4.1)%	(10.0)%

	Year Ended December 31, 2018
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software*	Services*	Services*	Systems	Financing
Revenue
External	$22,209	$16,595	$29,146	$8,034	$1,590
Internal	3,190	326	872	815	1,610
Total Segment Revenue	$25,399	$16,921	$30,018	$8,848	$3,200

Pre-tax Income / (Loss) from Continuing Operations	8,882	1,629	1,781	904	1,361

Pre-tax margin	35.0%	9.6%	5.9%	10.2%	42.5%

* Recast to conform with 2019 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended December 31, 2019
	Continuing Operations
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments**		Impacts		(Non-GAAP)
Gross Profit	$11,100	$189		—		—		$11,289

Gross Profit Margin	51.0%	0.9	Pts	—		—		51.8%

S,G&A	5,433	(320)		—		—		5,113

R,D&E	1,596	(0)		—		—		1,596

Other (Income) & Expense	(117)	(1)		(196)		—		(314)

Interest Expense	354	—		—		—		354

Total Expense & Other (Income)	7,107	(320)		(196)		—		6,591

Pre-tax Income from Continuing Operations	3,993	509		196		—		4,698

Pre-tax Income Margin from Continuing Operations	18.3%	2.3	Pts	0.9	Pts	—		21.6%

Provision for / (Benefit from) Income Taxes***	324	133		21		14		492

Effective Tax Rate	8.1%	2.0	Pts	0.1	Pts	0.3	Pts	10.5%

Income from Continuing Operations	3,669	376		175		(14)		4,206

Income Margin from Continuing Operations	16.8%	1.7	Pts	0.8	Pts	(0.1)	Pts	19.3%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$4.11	$0.42		$0.20		$(0.02)		$4.71

	Three Months Ended December 31, 2018
	Continuing Operations
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments**		Impacts		(Non-GAAP)
Gross Profit	$10,687	$89		—		—		$10,776

Gross Profit Margin	49.1%	0.4	Pts	—		—		49.5%

S,G&A	4,701	(119)		—		—		4,582

R,D&E	1,358	—		—		—		1,358

Other (Income) & Expense	185	(1)		(387)		—		(203)

Interest Expense	193	—		—		—		193

Total Expense & Other (Income)	6,253	(119)		(387)		—		5,746

Pre-tax Income from Continuing Operations	4,434	208		387		—		5,030

Pre-tax Income Margin from Continuing Operations	20.4%	1.0	Pts	1.8	Pts	—		23.1%

Provision for / (Benefit from) Income Taxes***	2,481	37		39		(1,944)		613

Effective Tax Rate	55.9%	(1.6)	Pts	(3.5)	Pts	(38.7)	Pts	12.2%

Income from Continuing Operations	1,954	171		348		1,944		4,417

Income Margin from Continuing Operations	9.0%	0.8	Pts	1.6	Pts	8.9	Pts	20.3%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$2.15	$0.19		$0.38		$2.15		$4.87

*     Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

**   Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

*** Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Year Ended December 31, 2019
	Continuing Operations
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments**		Impacts		(Non-GAAP)
Gross Profit	$36,488	$547		—		—		$37,035

Gross Profit Margin	47.3%	0.7	Pts	—		—		48.0%

S,G&A	20,604	(1,044)		—		—		19,560

R,D&E	5,989	(53)		—		—		5,936

Other (Income) & Expense	(968)	152		(615)		—		(1,431)

Interest Expense	1,344	(228)		—		—		1,116

Total Expense & Other (Income)	26,322	(1,173)		(615)		—		24,533

Pre-tax Income from Continuing Operations	10,166	1,721		615		—		12,503

Pre-tax Income Margin from Continuing Operations	13.2%	2.2	Pts	0.8	Pts	—		16.2%

Provision for / (Benefit from) Income Taxes***	731	378		103		(146)		1,067

Effective Tax Rate	7.2%	2.0	Pts	0.5	Pts	(1.2)	Pts	8.5%

Income from Continuing Operations	9,435	1,343		512		146		11,436

Income Margin from Continuing Operations	12.2%	1.7	Pts	0.7	Pts	0.2	Pts	14.8%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$10.57	$1.50		$0.58		$0.16		$12.81

	Year Ended December 31, 2018
	Continuing Operations
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments**		Impacts		(Non-GAAP)
Gross Profit	$36,936	$372		—		—		$37,307

Gross Profit Margin	46.4%	0.5	Pts	—		—		46.9%

S,G&A	19,366	(451)		—		—		18,915

R,D&E	5,379	—		—		—		5,379

Other (Income) & Expense	1,152	(2)		(1,572)		—		(422)

Interest Expense	723	—		—		—		723

Total Expense & Other (Income)	25,594	(453)		(1,572)		—		23,569

Pre-tax Income from Continuing Operations	11,342	824		1,572		—		13,739

Pre-tax Income Margin from Continuing Operations	14.3%	1.0	Pts	2.0	Pts	—		17.3%

Provision for / (Benefit from) Income Taxes***	2,619	176		324		(2,037)		1,082

Effective Tax Rate	23.1%	(0.1)	Pts	(0.3)	Pts	(14.8)	Pts	7.9%

Income from Continuing Operations	8,723	649		1,248		2,037		12,657

Income Margin from Continuing Operations	11.0%	0.8	Pts	1.6	Pts	2.6	Pts	15.9%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$9.51	$0.71		$1.36		$2.23		$13.81

*     Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

**   Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

*** Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended				Year Ended
	December 31, 2019				December 31, 2019
	Change YTY				Change YTY
Revenue Adjusting for Divested Businesses and Currency	Cloud		Total IBM		Cloud		Total IBM

Revenue as reported	20.7%		0.1%		10.6%		(3.1)%
Impact from divested businesses	1.6	Pts	2.1	Pts	1.1	Pts	1.2	Pts
Currency impact	0.5	Pts	0.6	Pts	2.2	Pts	2.1	Pts
Revenue adjusting for divested businesses and currency (non-GAAP)	22.8%		2.8%		13.9%		0.2%

	Three Months Ended		Change
Red Hat Revenue, Normalized for Historical Comparability	December 31, 2019	December 31, 2018	YTY	YTY @constant currency

Red Hat revenue as reported in IBM consolidated results (1)	$573	$—
Add: Red Hat revenue prior to acquisition (2)	—	863
Add: Purchase accounting deferred revenue and intercompany adjustments (3)	493	—
Red Hat revenue, normalized for historical comparability (non-GAAP)	$1,066	$863	24%	24%

(1) Represents GAAP revenue as reported by IBM, which is included in the Cloud & Cognitive Software segment.

(2) Revenue for the three months ended December 31, 2018 represents pre-acquisition Red Hat standalone revenue and is included for comparative purposes.

(3) Represents the fourth-quarter 2019 impact of the deferred revenue purchase accounting adjustment and adjustments to add back revenue which was eliminated for sales between Red Hat and IBM. This line represents revenue that would have been recognized by Red Hat under GAAP if the acquisition had not occurred, but was not recognized by IBM due to purchase accounting and intercompany adjustments.

2020 Full Year Expectations
(as of fourth quarter 2019)
GAAP Diluted EPS	at least $10.57

Operating EPS (non-GAAP)	at least $13.35

Adjustments

Acquisition-related Charges *	$1.70

Non-Operating Retirement-Related Items	$1.02

Tax Reform Enactment Impacts	$0.06

* Includes acquisitions as of December 31, 2019.